                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): June 15, 1998


                       Boatmen's Auto Trust 1996-A
                       ---------------------------
        (Exact name of registrant as specified in its charter)




       United States
       of America             33-95450                43-6752540
       --------------         ---------               -----------
       (State or other        (Commission File        (IRS employer
       Jurisdiction of        Number)                 Identification No.)
       Incorporation


                           Boatmen's Auto Trust 1996-A
                               Transamerica Square
                                  NC1-021-03-07
                             401 North Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                   (Address of principal executive offices)
                   ----------------------------------------

    Registrant's telephone number including area code:  (704) 386-5000

Item 5.      Other Events
             ------------

          The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits
             -----------------------------------------------------------------

(c)  Exhibits

99           Monthly Servicing Report for NationsBank, N.A., Boatmen's Auto
             Trust 1996-A

                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      BOATMEN'S  AUTO  TRUST 1996-A
                      -----------------------------
                                (Registrant)



Dated:  June 23, 1998              By:    /s/Suzanne W. Castleberry
        -------------                     -------------------------
                                   Name:     Suzanne W. Castleberry
                                   Title:  Vice President
                                   NationsBank, N.A.
                                   (Duly Authorized Officer)

                              INDEX TO EXHIBITS
                              -----------------


Exhibit
Number                            Exhibit
-------                         ----------


99                  Monthly Servicing Report for NationsBank, N.A.